UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event report) April 28, 1999 (April 23, 1999)

                         CITIZENS FIRST FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       1-14274               37-1351861
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)        Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                ------------------------------------------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 5. Other Events

Citizens First Financial Corp., the parent company of Citizens Savings Bank, F.S.B. announced the completion of a stock repurchase program of 5% of its outstanding shares of common stock and 1999 first quarter earnings of $341,000.

A press release announcing the approval of the stock repurchase program and first quarter earnings is attached as Exhibit 99.1.


Exhibit No.                                                         Page
----------                                                          ----
99.1              Press release dated April 23, 1999                  3



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    April 28,1999         By:  /s/ C. William Landefeld
                                    ---------------------------------------
                                         C. William Landefeld
                                         President and Chief Executive Officer



Dated:    April 28, 1999        By:  /s/ Dallas G. Smiley
                                    ---------------------------------------
                                         Dallas G. Smiley
                                         Senior Vice-President and
                                         Chief Financial Officer





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